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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)     June 14, 2004
                                                   -----------------------------




                             LINENS 'N THINGS, INC.
--------------------------------------------------------------------------------
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)



          Delaware                  1-12381                   22-3463939
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(STATE OR OTHER JURISDICTION      (COMMISSION              (I.R.S. EMPLOYER
     OF INCORPORATION)            FILE NUMBER)            IDENTIFICATION NO.)




6 Brighton Road, Clifton, New Jersey                             07015
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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                       (ZIP CODE)




REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE   (973) 778-1300
                                                   -----------------------------

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                    INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 5.  OTHER EVENTS.

         NEW HIRE GRANT AGREEMENTS.

         Linens 'n Things, Inc. (the "Company") entered into a Restricted Stock Units Agreement, dated July 6, 2004, with Jack E. Moore, Jr., pursuant to the Company's New Hire Authorization. The Company entered into two Stock Option Agreements, each dated June 14, 2004, with Jack E. Moore, Jr., pursuant to the Company's New Hire Authorization.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


         (c)    EXHIBITS.


                10.17 Restricted Stock Units Agreement, dated July 6, 2004, between the Company and Jack E. Moore, Jr., pursuant to the Company's New Hire Authorization.

                10.18 Stock Option Agreement, dated June 14, 2004, between the Company and Jack E. Moore, Jr., pursuant to the Company's New Hire Authorization.

                10.19 Stock Option Agreement, dated June 14, 2004, between the Company and Jack E. Moore, Jr., pursuant to the Company's New Hire Authorization.

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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            LINENS 'N THINGS, INC.



Dated:   August 5, 2004                     By:    /s/ William T. Giles
                                                   ---------------------------
                                            Name:  William T. Giles
                                            Title: Executive Vice President,
                                                   Chief Financial Officer

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                                  EXHIBIT INDEX


Exhibit No.                Description
-----------                -----------

10.17 Restricted Stock Units Agreement, dated July 6, 2004, between the Company and Jack E. Moore, Jr., pursuant to the Company's New Hire Authorization.

10.18 Stock Option Agreement, dated June 14, 2004, between the Company and Jack E. Moore, Jr., pursuant to the Company's New Hire Authorization.

10.19 Stock Option Agreement, dated June 14, 2004, between the Company and Jack E. Moore, Jr., pursuant to the Company's New Hire Authorization.